UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 13, 2025

Date of Report (Date of earliest event reported)

5&2 Studios, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56519	82-3246222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8291 Baucum Road Midlothian, TX	76065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 833-924-6736

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Series B Common Stock

(Title of Class)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

As disclosed in 5&2 Studios, Inc.’s (the “Company”) Form 10-K filed with the SEC on March 31, 2025, the Company delivered to Angel Studios, Inc. (“Angel Studios”) two separate Notices of Termination (the “Termination Notices”) of the Content License Agreement, dated October 18, 2022 (the “Content License Agreement”), between Angel Studios and the Company. The Company delivered the Termination Notices due to Angel Studios’ material breach of the Content License Agreement. Such termination was effective on October 20, 2023. The termination of the Content License Agreement was the subject of a private binding arbitration initiated by the Company to resolve the dispute. On May 28, 2024, the arbitrator of the dispute issued an interim arbitration award in favor of the Company which, among other things, found multiple material breaches had been committed by Angel Studios and upheld the Company’s termination of the Content License Agreement on October 20, 2023. As described in the Form 8-K filed on October 1, 2024, the arbitrator of the dispute issued the final arbitration award in favor of the Company on September 25, 2024, which includes an award of $5,097,206.03 in attorneys’ fees and recoverable costs payable by Angel Studios to the Company. Angel Studios filed a notice of appeal of the final arbitration award with the American Arbitration Association on October 25, 2024, pursuant to the appellate procedures provided for in the Content License Agreement. On June 13, 2025, the appellate tribunal affirmed the final arbitration award.

On August 16, 2024, Angel Studios filed a complaint against the Company in the Fourth Judicial District of Utah. That complaint and record are classified as private under Utah law.  On September 4, 2024, the Company filed a motion to dismiss the complaint or have the proceedings compelled to arbitration.  On May 27, 2025, the Court granted the Company’s motion to compel arbitration and found Angel Studios liable for reasonable attorneys’ fees incurred in connection with the Company’s motion.

On June 5, 2025, Angel Studios filed a new Demand for Arbitration against the Company with the American Arbitration Association.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2025	5&2 STUDIOS, INC.

	By:	/s/ JD Larsen
	Name:	JD Larsen
	Title:	Chief Financial Officer